Pain Scores for Preferred Patients
(RDQ >17; QC 2-3): 021Interim
Primary Endpoint

22.9

76

B 400mg

22.5

77

Placebo

Change Score

n

.20

25.3

B1200 mg/day

.07

24.1

45

B800 mg/day

.14

23.4

28

B600 mg/day

.02

25.0

75

B400 mg/day

.01

24.5

160

Bicifadine

(all dose groups)

14.0

59

Placebo

P-Value

LS Mean

VAS Change in Pain

N

RDQ* Analysis:  RDQ > 17

0.037

27.0

34

B400 mg/day

0.016

27.0

88

Bicifadine

(all dose groups)

10.8

28

Placebo

P-Value

LS Mean

VAS Change in Pain

N

0.28

23.0

41

B400 mg/day

0.35

21.6

72

Bicifadine

(all dose groups)

16.3

31

Placebo

P-Value

LS Mean

VAS Change in Pain

N

Study 020

Study 021 Interim

Study 020 and 021 Interim Combined

* Roland Morris Disability Questionnaire (maximum score is 24)

114

24.6

16.2

> 18

72

160

215

Bicifadine N (all dose groups)

23

59

86

Placebo N

25.4

24.6

23.5

Bicifadine (all dose groups)

17.2

13.7

18.4

Placebo

> 19

> 17

>16

RDQ Cut Points

RDQ Analysis:  RDQ Cut Points

Study 020 and 021 Interim Combined

LS Mean VAS Change in Pain

.34

24.9

B400 mg/day

.47

23.4

202

Bicifadine

(all dose groups)

20.7

76

Placebo

P-Value

LS Mean

VAS Change in Pain

N

QC* 2-3 Patients

.116

24.7

34

B400 mg/day

.133

23.2

110

Bicifadine

(all dose groups)

14.5

29

Placebo

P-Value

LS Mean

VAS Change in Pain

N

.999

24.8

39

B400 mg/day

.800

23.5

92

Bicifadine

(all dose groups)

24.8

47

Placebo

P-Value

LS Mean

VAS Change in Pain

N

Study 020

Study 021 Interim

Study 020 and 021 Interim Combined

* Quebec Diagnostic Classification – chronic low back pain that radiates into the leg

0.32

27.0

B400 mg/day

0.29

26.6

330

Bicifadine

(all dose groups)

23.7

131

Placebo

P-Value

LS Mean

VAS Change in Pain

N

QC1*

.824

29.1

84

B400 mg/day

.762

26.5

233

Bicifadine

(all dose groups)

27.6

85

Placebo

P-Value

LS Mean

VAS Change in Pain

N

0.19

24.1

46

B400 mg/day

.04

26.7

97

Bicifadine

(all dose groups)

16.6

46

Placebo

P-Value

LS Mean

VAS Change in Pain

N

Study 020

Study 021 Interim

Study 020 and 021 Interim Combined

* Patients with low back pain that does not radiate to the leg

29

29

29

29

N

480

290

17

12

LS Mean
Change

1188

1200

1178

1037

Baseline
Mean

Bicifadine +
Ibuprofen

Ibuprofen
1600 mg/day

Bicifadine

Placebo

WOMAC Total Scores:  Osteoarthritis Interim Analysis

0.045

B+I vs I

0.001

B+I vs B

0.21

B vs I

0.0001

B+I vs P

0.049

I vs P

0.47

B vs P

P-Value Comparisons of Change in Pain